UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2010

RADNET, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	0-19019	13-3326724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item  8.01.  Other Events

On September 8, 2010 the Company issued a press release announcing the acquisition of five facilities and a 50% interest in a sixth facility, all located in Northern New Jersey from Progressive Health.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number                                                      Description of Exhibit

99.1	Press Release dated September 8, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2010	RADNET, INC.
By: /s/ Jeffrey L. Linden Name: Jeffrey L. Linden Title: Executive Vice President and General Counsel

EXHIBIT INDEX

99.1                      Press Release issued by RadNet, Inc. on September 8, 2010 (this exhibit is furnished and not filed).